UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22348

eUnits™ 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

January 30, 2013

Date of Fiscal Year End

January 30, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (ETUA) Annual Report January 30, 2013

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report January 30, 2013

eUnitsTM 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Report of Independent Registered Public Accounting Firm	15

Annual Meeting of Unit holders	16

Management and Organization	17

Important Notices	20

eUnitsTM 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

January 30, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Early in the 12-month period ended January 30, 2013, U.S. stocks began a rally that continued through early April 2012. Equities were generally fueled by stronger economic growth, falling unemployment and what the markets perceived as a successful restructuring of Greek debt, which lowered the potential for European contagion. Then in May 2012, the third consecutive mid-year economic slowdown arrived amid renewed concerns over Europe, slowing growth in China and continuing political uncertainty in the United States ahead of the elections.

However, despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, U.S. stocks rallied from June 2012 through early October 2012. Several catalysts appeared to be driving a market rally that defied U.S. economic data. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy — which it did in September 2012. Second, many of the investors who were hunting for yield in a historically low interest-rate environment were driven to stocks that offered higher yields than bonds. Finally, Europe’s ongoing debt crisis and a slowdown in Chinese growth made the United States, despite its problems, look relatively attractive to many global investors.

From early October 2012 through late December 2012, however, U.S. stocks gave back some of their gains amid elevated market volatility. The U.S. elections left Congress still divided on economic issues, and investors grew increasingly worried about an impasse that left the United States rushing toward a so-called “fiscal cliff.” However, in the final days of 2012, a deal that averted the so-called “fiscal cliff” sparked an equity rally that continued through period end on January 30, 2013.

Fund Performance

For the fiscal year ending January 30, 2013, Eaton Vance eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (the Trust) units at net asset value (NAV) had a total return of 10.80%.

The Trust seeks to provide investors who purchased units of beneficial interest (“Units”) in its initial public offering the opportunity to earn returns over the investment life of the Trust based on the price performance of the S&P 500 Composite Stock Price Index (the Index)2, by entering into over-the-counter private derivative contracts. The Trust anticipates concluding its investment activities on or about January 24, 2014 (the “Termination Date”) and making a liquidating cash distribution to Unit holders within seven business days thereafter.

If the Index appreciates over the investment life of the Trust, the Trust seeks to provide a return on the initial NAV of the Units equal to the percentage change in the price of the Index, up to a maximum return of 17.85%. If the Index depreciates over the investment life of the Trust by 15% or less, the Trust seeks to return the initial NAV of the Units. If the Index depreciates by more than 15% over the investment life of the Trust, the Trust seeks to outperform the Index price change by 15% of initial Index value.

The Trust expects to maintain a substantially fixed investment program throughout its life. As of period end on January 30, 2013, that program consisted primarily of: (1) approximately 90% of the Trust’s net assets in U.S. Treasury obligations (“Treasuries”) maturing on January 15, 2014 and (2) approximately 9% of the Trust’s net assets in over-the-counter private derivative contracts that provide for the Trust to pay or receive cash at the private derivative contracts’ settlement based on the price performance of the Index over the life of the private derivative contracts, which are scheduled to conclude on the Termination Date. The private derivative contracts are collateralized by the Trust’s investments in Treasuries.

The Trust is designed for investors who bought Units in its initial public offering and are willing and able to hold those Units until the Termination Date. Investors who buy or sell Units in the secondary market may achieve returns that differ substantially from the Index-based returns that the Trust seeks to provide on Units held for the entire life of the Trust. Therefore, Trust performance for periods less than the full term of the Trust, including the one-year Trust performance in this report, may not be indicative of the Trust performance that will be experienced by investors who hold Units for the full term of the Trust.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

eUnitsTM 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

January 30, 2013

Performance2

Portfolio Managers Ken Everding, Ph.D. and Jonathan Orseck, each of Parametric Risk Advisors LLC; Thomas H. Luster, CFA

% Cumulative Total Returns	Inception Date	One Year[4]	Since Inception[4]
Fund at NAV[3]	01/26/2012	10.80%	10.80%
Fund at Market Price[3]	—	3.90	3.90
S&P 500 Composite Stock Price Index (excluding dividends)	01/26/2012	13.92%	13.92%

% Premium/Discount to NAV
			–6.23%

Fund Profile

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

eUnitsTM 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

January 30, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Composite Stock Price Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. Stocks in the Index are chosen for market size (large-cap), liquidity, and industry group representation. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Excludes $0.20 per Unit sales load at initial purchase, if applicable.

[4]	The Trust’s fiscal year ends on the last Wednesday of January. This year, the Trust’s fiscal year was January 26, 2012 to January 30, 2013.

[5]

Derivative Contracts are entered into with counterparties in over-the-counter transactions and are collateralized by the securities owned by the Fund. Through payoff profiles embedded therein, the Fund’s Derivative Contracts seek to provide exposure to the price performance of the S&P 500 Composite Stock Price Index. The Derivative Contracts’ percentage shown in the graph represents the Fund’s market value of the Contracts at period end. Other Net Assets in the graph includes cash, cash equivalents and other assets net of liabilities, as applicable.

4

eUnits™ 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

January 30, 2013

Portfolio of Investments

U.S. Treasury Obligations — 89.6%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Note, 1.00%, 1/15/14	$25,875	$26,083,216

Total U.S. Treasury Obligations (identified cost $26,069,293)		$26,083,216

Total Investments — 89.6% (identified cost $26,069,293)		$26,083,216

Structured Options — 9.2%* (net premiums receivable $286,495)		$2,670,237

Other Assets, Less Liabilities — 1.2%		$356,619

Net Assets — 100.0%		$29,110,072

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	See Note 7 for detailed listing of structured options open at January 30, 2013.

5	See Notes to Financial Statements.

eUnits™ 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

January 30, 2013

Statement of Assets and Liabilities

Assets	January 30, 2013
Investments, at value (identified cost, $26,069,293)	$26,083,216
Structured options, at value	2,670,237
Net premiums receivable from structured options	286,495
Cash	140,779
Restricted cash*	740,000
Interest receivable	11,437
Total assets	$29,932,164

Liabilities
Cash collateral for structured options	$740,000
Payable to affiliate for investment adviser fee	82,092
Total liabilities	$822,092
Net Assets	$29,110,072

Sources of Net Assets
Units, $0.01 par value, unlimited number of Units authorized, 2,628,389 Units issued and outstanding	$26,284
Additional paid-in capital	26,124,755
Accumulated net investment loss	(11,622)
Net unrealized appreciation	2,970,655
Net Assets	$29,110,072

Net Asset Value
($29,110,072 ÷ 2,628,389 Units issued and outstanding)	$11.08

*	Represents restricted cash pledged for the benefit of the Trust for open financial contracts.

6	See Notes to Financial Statements.

eUnits™ 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

January 30, 2013

Statement of Operations

Investment Income	Period Ended January 30, 2013(1)
Interest	$55,896
Total investment income	$55,896

Expenses
Investment adviser fee	$200,369
Total expenses	$200,369

Net investment loss	$(144,473)

Realized and Unrealized Gain (Loss)
Change in unrealized appreciation (depreciation) —
Investments	$13,923
Structured options	2,956,732
Net change in unrealized appreciation (depreciation)	$2,970,655

Net realized and unrealized gain	$2,970,655

Net increase in net assets from operations	$2,826,182

(1)	For the period from the start of business on January 26, 2012 to January 30, 2013.

7	See Notes to Financial Statements.

eUnits™ 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

January 30, 2013

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended January 30, 2013(1)
From operations —
Net investment loss	$(144,473)
Net change in unrealized appreciation (depreciation) from investments and structured options	2,970,655
Net increase in net assets from operations	$2,826,182
Unit transactions —
Proceeds from sale of Units	$26,183,890
Net increase in net assets from Unit transactions	$26,183,890

Net increase in net assets	$29,010,072

Net Assets
At beginning of period	$100,000
At end of period	$29,110,072

Accumulated net investment loss included in net assets
At end of period	$(11,622)

(1)	For the period from the start of business on January 26, 2012 to January 30, 2013.

8	See Notes to Financial Statements.

eUnits™ 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

January 30, 2013

Financial Highlights

	Period Ended January 30, 2013(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment loss(2)	$(0.055)
Net realized and unrealized gain	1.135

Total income from operations	$1.080

Net asset value — End of period	$11.080

Market value — End of period	$10.390

Total Investment Return on Net Asset Value(3)	10.80	%(4)

Total Investment Return on Market Value(3)	3.90	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,110
Ratios (as a percentage of average daily net assets):
Expenses	0.73%
Net investment loss	(0.53)%
Portfolio Turnover	0%

(1)	For the period from the start of business on January 26, 2012 to January 30, 2013.

(2)	Computed using average Units outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions, if any, reinvested.

(4)

Units sold to certain Unit holders were subject to a $0.20 per Unit sales load. Total investment returns on net asset value and on market value exclude the sales load and would have been lower if such sales load was included.

9	See Notes to Financial Statements.

eUnits™ 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

January 30, 2013

Notes to Financial Statements

1  Significant Accounting Policies

eUnits™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, closed-end management investment company. The Trust was organized on November 12, 2009 and remained inactive until January 26, 2012 except for matters relating to its organization and initial sale of 10,000 units of beneficial interest to Eaton Vance Management (EVM), the Trust’s investment adviser and administrator, for $100,000. The Trust issued 2,618,389 units of beneficial interest ($10.00 per unit) in connection with its initial public offering on January 26, 2012. The Trust’s units of beneficial interest are hereinafter referred to as “Units”. The Trust seeks to provide returns based on the price performance of the S&P 500 Composite Stock Price Index (the Index) by entering into over-the-counter private derivative contracts. If the Index appreciates over the investment life of the Trust, the Trust seeks to provide a return on the initial net asset value of the Units equal to the percentage change in the price of the Index, up to a maximum return of 17.85%. If the Index depreciates over the investment life of the Trust by 15% or less, the Trust seeks to return the initial net asset value of the Units. If the Index depreciates by more than 15% over the investment life of the Trust, the Trust seeks to outperform the Index price change by 15% of the initial Index value. The Trust anticipates concluding its investment activities on or about January 24, 2014 (the Termination Date) and making a liquidating cash distribution to Unit holders within seven business days thereafter. The Trust’s fiscal year is based upon a 52-53 week, ending on the last Wednesday of each January.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — U.S. Treasury obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices and yields of other U.S. Treasury obligations. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to Unit holders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At January 30, 2013, the Trust had a late year ordinary loss of $11,622, which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

As of January 30, 2013, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Organization and Offering Costs — Costs incurred in connection with the organization of the Trust and the offering of its Units (other than the sales load) were borne directly by EVM.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, Unit holders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust Unit holders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust Unit holders. Moreover, the By-laws also provide for indemnification out of Trust property of any Unit holder held personally liable solely by reason of being or having been a Unit holder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

H  Structured Options — The Trust entered into structured option contracts, based on the underlying Index, that provide for the Trust to pay or receive cash at the expiration date of the contracts. Such payments that may be received by the Trust, excluding the additional payout noted below, are capped at a maximum return of 17.85% if the price of the underlying Index increases by 17.85% or more over the term of the contracts. The Trust will be obligated to pay cash to the counterparties at the expiration date of the contracts if the price of the underlying Index decreases by more than 15% over the term of the

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eUnits™ 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

January 30, 2013

Notes to Financial Statements — continued

contracts. If the price of the Index is unchanged or declines by 15% or less over the term of the contracts, the Trust is not expected to make or receive any payments upon settlement of the contracts.

Each over-the-counter structured option contract consists of two call options and one put option. The values of the structured options are marked-to-market daily in accordance with the Trust’s policies on investment valuations discussed above. Changes in the values are recorded as unrealized gains or losses by the Trust. Gains (losses) are realized upon the expiration of the structured options.

The option contracts were structured to include an additional payout to the Trust by the counterparties at the expiration date of the contracts. The additional payout is reflected as net premium receivable in the Statement of Assets and Liabilities and is recorded as unrealized appreciation until the expiration date of the contracts when the amount will be realized. The net premium receivable amount at January 30, 2013 approximated its fair value. If measured at fair value, the amount would have been considered as Level 2 in the fair value hierarchy (see Note 8) at January 30, 2013.

2  Distributions to Unit Holders

The Trust intends to distribute at least annually the amount of its net investment income and net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the period ended January 30, 2013, accumulated net investment loss was decreased by $132,851 and paid-in capital was decreased by $132,851 due to differences between book and tax accounting, primarily for net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of January 30, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Late year ordinary losses	$(11,622)
Net unrealized appreciation	$2,970,655

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust’s initial net assets and is payable monthly to the extent of the Trust’s available cash. EVM pays all of the normal operating expenses of the Trust, including custody, transfer agent, audit, and printing and postage expenses. For the period from the start of business on January 26, 2012 to January 30, 2013, the investment adviser fee amounted to $200,369. Pursuant to a sub-advisory agreement between EVM and Parametric Risk Advisors LLC (PRA), an indirect affiliate of EVM, EVM pays PRA a portion of its fee received, after deduction of all its costs incurred, for investment advisory services related to the Trust’s options strategy. EVM also serves as the administrator of the Trust, but receives no compensation.

Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the sole underwriter of the Trust’s Units. EVD received a sales load of $0.20 per Unit (2% of the initial net asset value) with respect to certain Units sold. The sales load amounted to approximately $389,000, none of which was retained by EVD.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Certain officers and Trustees of the Trust are officers of EVM.

4  Purchases and Sales of Investments

Purchases of long-term investments (all U.S. Government securities) aggregated $26,272,210 for the period from the start of business on January 26, 2012 to January 30, 2013. There were no sales of long-term investments during such period.

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eUnits™ 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

January 30, 2013

Notes to Financial Statements — continued

5  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at January 30, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$26,069,293

Gross unrealized appreciation	$13,923
Gross unrealized depreciation	—

Net unrealized appreciation	$13,923

6  Units of Beneficial Interest

The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of full and fractional Units of beneficial interest, $0.01 par value per Unit. Transactions in Units were as follows:

Period Ended January 30, 2013(1)

Sales (initial public offering)	2,618,389

2,618,389

(1)	For the period from the start of business on January 26, 2012 to January 30, 2013.

7  Financial Instruments

The Trust is subject to equity price risk in the normal course of pursuing its investment objective. To achieve its investment objective, the Trust invests substantially all its net assets in U.S. Treasury obligations that mature on or shortly prior to the Termination Date and in structured option contracts that provide for the Trust to pay or receive cash at the contracts’ settlement, which are scheduled to conclude on the Termination Date. The price performance of the Index imbedded in the structured option contracts corresponds to the price performance that the Trust seeks in accordance with its investment objective as previously described. The Trust’s commitments under the structured option contracts are collateralized by its investment in U.S. Treasuries.

The over-the-counter structured options in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At January 30, 2013, the maximum amount of loss the Trust would incur due to counterparty risk was $2,956,732, with the highest amount from any one counterparty being $993,817. To mitigate this risk, the Trust has entered into master netting agreements with all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Trust or the counterparty. Counterparties are required to pledge collateral in the form of cash or U.S. Treasuries for the benefit of the Trust if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred. Collateral pledged for the benefit of the Trust is held in a segregated account by the Trust’s custodian. The portion of such collateral representing cash is reflected as restricted cash with a corresponding liability on the Statement of Assets and Liabilities. The carrying amount of the liability at January 30, 2013 approximated its fair value. If measured at fair value, the liability for collateral for structured options would have been considered as Level 2 in the fair value hierarchy (see Note 8) at January 30, 2013.

In addition, if a counterparty fails to meet its obligation to pay the net premium receivable due upon expiration of a structured option contract, EVM will not collect the remaining portion of its investment adviser fee attributable to such contract.

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Upside to Cap / Buffered Downside

January 30, 2013

Notes to Financial Statements — continued

A summary of open financial instruments at January 30, 2013 is as follows:

Over-The-Counter Structured Options
Description	Counterparty	Notional Amount	Expiration Date	Market Value	Net Unrealized Appreciation

Long Call Spread plus Short Put Single Pay Contract(1)	Barclays Bank PLC	$8,727,967	1/24/2014	$884,460	$979,595

Long Call Spread plus Short Put Single Pay Contract(2)	Credit Suisse International	8,727,967	1/24/2014	888,185	983,320

Long Call Spread plus Short Put Single Pay Contract(3)	Morgan Stanley & Co. International PLC	8,827,956	1/24/2014	897,592	993,817

		$26,283,890		$2,670,237	$2,956,732

(1)

Contract represents 3 embedded options on the S&P 500 Index consisting of 1) a purchased call option with a strike price of $1,318.43, 2) a written call option with a strike price of $1,553.77 and 3) a written put option with a strike price of $1,120.67.

(2)

Contract represents 3 embedded options on the S&P 500 Index consisting of 1) a purchased call option with a strike price of $1,318.43, 2) a written call option with a strike price of $1,555.09 and 3) a written put option with a strike price of $1,120.67.

(3)

Contract represents 3 embedded options on the S&P 500 Index consisting of 1) a purchased call option with a strike price of $1,318.43, 2) a written call option with a strike price of $1,554.82 and 3) a written put option with a strike price of $1,120.67.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at January 30, 2013 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Over-The-Counter Structured Options	$2,670,237	(1)	$—

(1)	Statement of Assets and Liabilities location: Structured options, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the period from the start of business on January 26, 2012 to January 30, 2013 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Over-The-Counter Structured Options	$—	$2,956,732	(1)

(1)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Structured options.

The over-the-counter structured options outstanding at January 30, 2013 are representative of the volume of this derivative type for the period from the start of business on January 26, 2012 to January 30, 2013.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

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eUnits™ 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

January 30, 2013

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 30, 2013, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

U.S. Treasury Obligations	$—	$26,083,216	$—	$26,083,216

Total Investments	$—	$26,083,216	$—	$26,083,216

Structured Options	$—	$2,670,237	$—	$2,670,237

Total	$—	$28,753,453	$—	$28,753,453

14

eUnits™ 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

January 30, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of eUnits™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside

We have audited the accompanying statement of assets and liabilities of eUnits™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (the “Trust”), including the portfolio of investments, as of January 30, 2013, and the related statements of operations, changes in net assets and the financial highlights for the period from the start of business, January 26, 2012, to January 30, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of eUnits™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside as of January 30, 2013, and the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, January 26, 2012, to January 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 19, 2013

15

eUnits™ 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

January 30, 2013

Annual Meeting of Unit holders

The Fund held its Annual Meeting of Unit holders on November 16, 2012. The following action was taken by the Unit holders:

Item 1:   The election of Scott E. Eston, Benjamin C. Esty, Thomas E. Faust Jr. and Allen R. Freedman as Class I Trustees of the Fund for a three-year term expiring in 2015.

Nominee for Trustee Elected by All Unit holders	Number of Units
	For	Withheld
Scott E. Eston	2,558,123	55,209
Benjamin C. Esty	2,558,123	55,209
Thomas E. Faust Jr.	2,558,123	55,209
Allen R. Freedman	2,558,123	55,209

16

eUnits™ 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

January 30, 2013

Management and Organization

Fund Management.  The Trustees of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 183 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2015. 3 years. Trustee since 2010.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 188 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2015. 3 years. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Class I Trustee	Until 2015. 3 years. Trustee since 2010.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class I Trustee	Until 2015. 3 years. Trustee since 2010.

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class II Trustee	Until 2015. 3 years. Trustee since 2010.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm)
(1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class II Trustee	Until 2013. 1 year. Trustee since 2010.

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

17

eUnits™ 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

January 30, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Helen Frame Peters 1948	Class III Trustee	Until 2014. 2 years. Trustee since 2010.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2014. 2 years. Trustee since 2010.

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class II Trustee	Until 2013. 1 year. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2014. 2 years. Trustee since 2011. Chairman of the Board since 2007.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President	Since 2009	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011 and Secretary and Chief Legal Officer since 2009	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2009	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

18

eUnits™ 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

January 30, 2013

Management and Organization — continued

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Unit holders

As of January 30, 2013, Trust records indicate that there is one registered Unit holder and approximately 1,080 Unit holders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name Unit holder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

NYSE MKT Symbol

The NYSE MKT symbol is ETUA.

19

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders.  A Fund also may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that a Fund will take such action or that such purchases would reduce the discount. If applicable, a Fund may also redeem or purchase its outstanding auction preferred shares (APS) in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  The Eaton Vance closed-end funds make certain fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each month. Certain fund performance data for the funds, including total returns, are posted to the website shortly after the end of each month. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

20

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Risk Advisors LLC

274 Riverside Avenue

Wesport, CT 06880

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

6097-3/13	ETUBSRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal year ended January 30, 2013 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such period. The Fund commenced operations on January 26, 2012.

Fiscal Year Ended	1/30/13
Audit Fees	$4,990
Audit-Related Fees(1)	$0
Tax Fees(2)	$5,010
All Other Fees(3)	$0

Total(4)	$10,000

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(4)	Fees are paid by the Fund’s advisor pursuant to the terms of its investment advisory and administrative agreement.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal year ended January 30, 2013; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time period.

Fiscal Years Ended	1/30/13
Registrant	$5,010
Eaton Vance(1)	$544,549

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM”) is the investment adviser to the Fund. EVM has engaged its indirect controlled affiliate, Parametric Risk Advisors LLC (“PRA”), as a sub-adviser to the Fund.

Thomas H. Luster is the portfolio manager responsible for managing the Fund’s overall investment program, providing research support to the sub-adviser and supervising the performance of the sub-adviser. Mr. Luster has served as portfolio manager of the Fund since operations commenced on January 26, 2012. He is Vice President of EVM and co-director of Investment Grade Fixed Income and a portfolio manager on EVM’s investment grade fixed income team. Mr. Luster has been an EVM portfolio manager for more than 5 years.

Kenneth Everding and Jonathan Orseck are the PRA portfolio managers responsible for developing, monitoring and implementing the Fund’s Option Overlay Strategy. Mr. Everding is a Managing Director of PRA (or its predecessor) since 2005. Mr. Orseck is a Managing Director of PRA (or its predecessor) since 2006. Messrs. Everding and Orseck have been portfolio managers at PRA for more than 5 years.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts		Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Thomas H. Luster
Registered Investment Companies	7		$445.4	0	$0
Other Pooled Investment Vehicles	2		$3,297.9	0	$0
Other Accounts	7		$331.7	0	$0

Kenneth Everding
Registered Investment Companies	8		$500.7	0	$0
Other Pooled Investment Vehicles	0		$0	0	$0
Other Accounts	201	(1)	$3,736.7	1	$300.0

Jonathan Orseck
Registered Investment Companies	8		$500.7	0	$0
Other Pooled Investment Vehicles	0		$0	0	$0
Other Accounts	201	(1)	$3,736.7	1	$300.0

(1)

For “Other Accounts” that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program.

The following table shows the dollar range of Fund shares beneficially by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Thomas H. Luster	None
Kenneth Everding	None
Jonathan Orseck	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate EVM or the sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern EVM’s and the sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Compensation Structure for PRA

Compensation of PRA portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a quarterly cash bonus, and (3) a share of the firm’s net income. PRA investment professionals also receive insurance and other benefits that are broadly available to all PRA employees. Compensation of PRA investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. PRA seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers for other responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and share of net income are also influenced by the operating performance of PRA. Cash bonuses are determined based on a target percentage of PRA’s profits. While the salaries of PRA’s portfolio managers are comparatively fixed, cash bonuses and share of net income may fluctuate significantly from year-to-year, based on changes in financial performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

eUnits™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	March 14, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	March 14, 2013

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	March 14, 2013